                                                                 EXHIBIT 99.5(c)


                      SUB-INVESTMENT MANAGEMENT AGREEMENT


  This Sub-Investment Management Agreement (this "Agreement") between THE
                                                  ---------
PRUDENTIAL INVESTMENT CORPORATION ("PIC"), a corporation organized and existing under the laws of the State of New Jersey. ("Investment Manager"), and PRICOA
                                             ------------------
ASSET MANAGEMENT LTD ("PRICOA"), a private limited company organized and existing under the laws of England and regulated by IMRO in the conduct of its investment business ("Sub-Investment Manager"), is made as of September 30, 1997
                      ----------------------
and will come into force at the commencement of business on the next business day after that date. No services will be provided under this Agreement until it comes into force.

                                 W I T N E S S E T H:
                                 - - - - - - - - - -

  WHEREAS, Investment Manager desires Sub-Investment Manager to manage and control the investment of the assets contained in the Client Accounts;

  WHEREAS, Sub-Investment Manager is willing to accept the duties and responsibilities of an investment manager with respect to the Client Accounts; and

WHEREAS, Sub-Investment Manager is regulated in the conduct of its investment business by IMRO.

  NOW THEREFORE, in consideration of the premises and mutual considerations provided in this Agreement, and intending to be legally bound, Investment Manager and Sub-Investment Manager agree as follows:

  1.  APPOINTMENT.  Sub-Investment Manager will act as an investment manager
      -----------
with respect to the Client Accounts which are detailed in Schedule A annexed to
                                                          ----------
this Agreement. In providing its services Sub-Investment Manager will act for Investment Manager on the basis that Investment Manager is a non-private customer (as defined for the purposes of IMRO rules). The parties acknowledge that with respect to the Client Accounts listed on Schedule A as of the date
                                                   ----------
hereof, the Investment Manager is the customer of Sub-Investment Manager for purposes of IMRO.

  2.  FEES. Investment Manager will pay Sub-Investment Manager, as compensation
      ----
for its services under this Agreement, a fee determined in accordance with

Schedule A annexed to this Agreement.
----------

  3.  AUTHORITY OF INVESTMENT MANAGER.  Subject to section 4 of this Agreement,
      -------------------------------
Sub-Investment Manager shall have the discretionary authority to manage and control the assets in the Client Accounts, including the power to acquire assets for and dispose of assets in the Client Accounts. When exercising its authority under this section 3, Sub-Investment Manager shall be under no obligation to consult with or obtain the consent of Investment Manager, subject to any written instructions and procedures which Investment Manager shall communicate to Sub-Investment Manager.

  Provided Sub-Investment Manager manages the Client Accounts in accordance with the guidelines set out in Schedule B (as altered from time to time by agreement
                          ----------
in writing), neither Sub-Investment Manager nor any of its agents, executives or employees shall be liable for any depreciation in the value of the Client Accounts or the consequences of any investment decisions made in good faith and in the absence of gross negligence or willful default. In this connection, Investment Manager accepts and agrees to the provisions of Schedule E
                                                           ----------
(Ratification, Indemnity and Exclusion of Liability) which forms part of this Agreement.

  All transactions shall be subject to IMRO rules and the rules of any other regulatory authority to which Sub-Investment Manager is subject and to the dealing, settlement and other applicable rules or customs of the market or exchange (if any) on which such transaction is effected. In the event of any conflict between the terms of this Agreement and any such rules or customs, the latter shall prevail.

  The authority given to Sub-Investment Manager to manage the Client Accounts shall be irrevocable until this Agreement is terminated pursuant to clause 12 below and shall continue in force despite any event which might otherwise terminate it, until Sub-Investment Manager has actual notice of such event.

  4.  INVESTMENT LIMITATIONS AND GUIDELINES.  Investment Manager may from time
      -------------------------------------
to time communicate general investment guidelines to Sub-Investment Manager with respect to the Client Accounts, and Sub-Investment Manager shall be obligated to act in accordance therewith. Until contrary general investment guidelines are communicated from Investment Manager to Sub-Investment Manager, the Client Accounts shall be managed in accordance with the guidelines contained in Schedule B annexed hereto.
----------


  5.  CUSTODY OF MONEY AND INVESTMENTS AND SETTLEMENT PROCEDURES.  Investment
      -----------------------------------------------------------
Manager shall appoint a custodian or custodians for the Client Accounts ("the Custodian") and will establish the Client Accounts by paying or delivering to the Custodian such cash sum or securities holdings as may be agreed. The initial composition and value of the Client Accounts will be as set out in Schedule C annexed to this Agreement.
----------

  The Client Accounts shall be accounted for, and will be valued, in the Client Accounts currency. Sub-Investment Manager may, at its discretion, buy and sell other currencies on behalf of Investment Manager if this is required for the efficient management of the Client Accounts.

  In respect of Sub-Investment Manager's equity operations, Investment Manager's Equity Operations Department is responsible for issuing settlement instructions to the Custodian and Sub-Investment Manager has no authority to issue such instructions.

  In respect of Sub-Investment Manager's equity operations, Investment Manager will instruct the Custodian duly to settle all transactions in accordance with Investment Manager's Equity Operations Department instructions, to deal with all stock benefits as directed by Investment Manager's Equity Operations Department and to deliver to Investment Manager's Equity Operations Department on such basis as may be agreed detailed statements of Investment Manager's securities and cash accounts.

  In respect of Sub-Investment Manager's bond operations, Sub-Investment Manager is responsible for issuing settlement instructions to the Custodian. Investment Manager will instruct the Custodian duly to settle all transactions in accordance with Sub-Investment Manager's instructions, to deal with all stock benefits as directed by Sub-Investment Manager and to deliver to Sub-Investment Manager on such basis as may be agreed detailed statements of Investment Manager's securities and cash accounts.

  The Custodian is the custodian of the Client Accounts for Investment Manager and not for Sub-Investment Manager and, accordingly, Sub-Investment Manager cannot accept responsibility for any default on the part of the Custodian or any nominee or agent for it. Investment Manager shall be responsible for the fees and charges of the Custodian.

  The Custodian shall duly settle every transaction not closed out by Sub-Investment Manager hereunder by its settlement date and shall deal with stock benefits. Sub-Investment Manager's responsibility shall be limited to the issue (or procuring the issue) to the Custodian of delivery, payment or other investment instructions in respect of Sub-Investment Manager's bond operations.

  Investment Manager shall forthwith settle all transactions not settled by the Custodian or closed out by Sub-Investment Manager. Sub-Investment Manager shall be entitled to close out any such transaction not so settled or which Sub-Investment Manager reasonably believes will or may not be duly settled; all losses shall be for Investment Manager's account and all costs Sub-Investment Manager incurs shall be debited to the Client Accounts. Sub-Investment Manager's obligations are limited to those expressly provided for herein and, in particular, Sub-Investment Manager shall have no responsibility for the settlement of any transaction (including, for the avoidance of doubt, the payment of any margin).

  Investment Manager may at any time deliver or transfer further investments or funds to the Custodian for credit to the Client Accounts and shall notify, or cause the Custodian to notify, Sub-Investment Manager accordingly. Investment Manager agrees that it will not withdraw any investments or money from the Client Accounts without prior notification to Sub-Investment Manager. Unless Investment Manager notifies Sub-Investment Manager otherwise, Sub-Investment Manager shall direct the cash investments acquired under any transaction entered into by Sub-Investment Manager hereunder to be delivered to (and any transfer form to be executed in favour of) the Custodian.

  Sub-Investment Manager shall not hold the Client Accounts nor be entitled to call for delivery of the Client Accounts to itself; accordingly, Sub-Investment Manager will not itself hold money on behalf of Investment Manager nor be the registered holder of any of Investment Manager's Investments.

  6.  BROKERAGE.  Subject to any guidelines annexed hereto, Sub-Investment
      ---------
Manager shall use its best efforts to obtain execution of orders at the most favorable prices reasonably obtainable. When determining the most favorable prices reasonably obtainable, Sub-Investment Manager may consider, in accordance with Section 28(e) of the Securities Exchange Act of 1934, the value of the receipt by Sub-Investment Manager of services that affect securities transactions and incidental functions, such as clearance and settlement services, and advice as to the value of securities, the advisability of investing in securities, the availability of securities or purchasers or buyers of securities, and analyses and reports concerning issues, industries, securities, economic factors, trends, portfolio strategy, and the performance of accounts. Commissions charged by brokers who provide these services may be somewhat higher than the commissions charged by brokers who do not provide these services, provided that if Sub-Investment Manager should at any time enter into any arrangement with a broker to provide Sub-Investment Manager with research and other facilities or any other services or benefits in return for placing business with it, the arrangement will provide that all transactions for the Client Accounts with or through that broker will be effected by that broker so as to secure best execution (disregarding any benefit which may ensure directly or indirectly to Investment Manager from the facilities, services or benefits provided under the arrangement). Sub-Investment Manager will, in any event, disclose to Investment Manager any such arrangements in existence at the date of this Agreement and will thereafter disclose any such arrangement to Investment Manager on each anniversary thereof. Details of Sub-Investment Manager' policy on Soft Commission (Soft Dollar) Agreements are set out In Schedule D (Soft
                                                           ----------
Commission) annexed on this Agreement.

  In the course of its business Sub-Investment Manager intends to perform investment management and advisory services for other clients. Investment Manager's attention is drawn to the contents of Schedule F (Conflicts) which
                                                ----------
sets out the basis on which Sub-Investment Manager is to act both having regard to its duties to Investment Manager and its other clients and in transactions in which Sub-Investment Manager or connected persons may be involved (whether as principal or as agent).

  7.  OTHER ACTIVITIES OF SUB-INVESTMENT MANAGER.  In addition to the investment
      ------------------------------------------
management services performed under this Agreement, Sub-Investment Manager may engage in any other business and may render investment advisory services to any other person. Sub-Investment Manager may render investment advisory services to any other person, even if Sub-Investment Manager or the other person may have investment policies similar to those followed by Sub-Investment Manager for the Client Accounts. Sub-Investment Manager may, at any time, buy or sell, or may direct or recommend that another person buy or sell, securities of the same kind or class that are purchased or sold for the Client Accounts upon the directions of Sub-Investment Manager.

  8.  REPORTS.  In respect of Sub-Investment Manager's bond operations, Sub-
      -------
Investment Manager shall promptly review any custodian's periodic statements of account for investments in the Client Accounts, reconcile any differences, and certify the correctness of the statements of account, as reconciled, to Investment Manager.

  In respect of Sub-Investment Manager's equity operations, Sub-Investment Manager will not have any responsibility for the reconciliation of investments in the Client Accounts with any custodian's periodic statements, such responsibility lying with Investment Manager's Equity Operations Department.

  Sub-Investment Manager shall not be responsible for preparing valuations of the Clients Accounts. Sub-Investment Manager will provide to Investment Manager such advice or information as it may reasonably require for the purpose of preparing statements and calculating the value of the Client Accounts. Sub-Investment Manager will also provide Investment Manager with periodic reviews and analysis of the Client Accounts and any other reports and information that Investment Manager may reasonably require. Investment Manager hereby confirms that it does not want Sub-Investment Manager to send Investment Manager periodic statements as defined by IMRO Rules.

  Sub-Investment Manager will arrange for Investment Manager to receive promptly copies of confirmation slips and any contract notes relating to each transaction effected for the Client Accounts directly from the agents executing those transactions.

  9.  WARRANTIES.  Each party hereby warrants to the other that it has full
      ----------
power and authority to enter into and perform this Agreement.


SUB-INVESTMENT MANAGER WARRANTIES

          a. Sub-Investment Manager warrants that it is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act") and is regulated by IMRO in the conduct of its
                ------------
               investment business. Sub-Investment Manager shall immediately notify Investment Manager of any change in its status as such.

          b. Sub-Investment Manager will carry out its duties and obligations under this Agreement in accordance with the requirements and fiduciary standards applicable to it which are contained in ERISA or any regulations promulgated thereunder.

          c. To the extent that any provision of this Agreement, schedule or other documents annexed hereto, or written or oral instruction given to Sub-Investment Manager in connection with the management of the Client Accounts shall conflict with any provision of ERISA or the Advisers Act or any regulation promulgated thereunder, the provision of ERISA or the Advisers Act or the regulation shall be followed.


INVESTMENT MANAGER WARRANTIES

          Investment Manager warrants and undertakes to Sub-Investment Manager that:

          a. for so long as Sub-Investment Manager's appointment remains in force Investment Manager will ensure that the Client Accounts remain free from any lien, charge or other encumbrance (unless effected by Sub-Investment Manager). Investment Manager will not sell, assign or otherwise dispose of any part of the Client Accounts or agree to do so (except through Sub-Investment Manager) or appoint any other investment manager or investment adviser in respect of the whole or any part of the Client Accounts without Sub-Investment Manager's prior written consent;

          b. Investment Manager is not resident or domiciled in the United Kingdom for taxation purposes and Investment Manager will advise Sub-Investment Manager forthwith of any change in such status; and

          c. Investment Manager will comply with all legal and regulatory requirements of the United Kingdom or elsewhere which apply to the Client Accounts or to Investment Manager and will promptly supply Sub-Investment Manager with any information or other assistance necessary to enable Sub-Investment Manager to properly discharge any duties or responsibilities which such requirements may at any time impose upon Sub-Investment Manager; and

          d. Investment Manager does not carry on investment business (as defined by the FSA) in the UK.

  10.  VOTING OF PORTFOLIO SECURITIES. Unless Investment Manager otherwise
       ------------------------------
specifically requests in writing, Sub-Investment Manager will not be required to take any action, or render any advice, with respect to the voting of portfolio securities.

  11.  COMPLAINTS PROCEDURE.  If Investment Manager has any complaint about Sub-
       --------------------
Investment Manager's performance under this Agreement Investment Manager should direct that complaint, in the first instance, to the appropriate portfolio manager. If the portfolio manager is unable to resolve the complaint within two (2) business days or the sums involved are material, he will refer it to one of Sub-Investment Manager's directors who will investigate and attempt to resolve the complaint in accordance with Sub-Investment Manager's complaints procedure (a copy of which is available on request). If the director is unable to do so, he will refer the matter to Sub-Investment Manager's compliance officer. Investment Manager also has a right of complaint direct to the Investment Ombudsman.

  12.  TERMINATION. Sub-Investment Manager may terminate this Agreement on 30
       -----------
days' written notice to Investment Manager. Investment Manager may terminate Sub-Investment Manager's appointment as an investment manager at any time upon written notice which will take effect immediately upon receipt. Termination of this Agreement will be without prejudice to the completion of transactions already initiated and accordingly, despite the termination of this Agreement, Sub-Investment Manager shall be entitled to:

  a. settle or close out all transactions entered into or for which the order was placed with a broker or which was otherwise initiated or agreed by Sub-Investment Manager on Investment Manager's behalf hereunder, in good faith before Sub-Investment Manager received notice of termination (or, if later, the expire of any such notice); and

  b. require Investment Manager to pay all outstanding fees and expenses including those incurred pursuant to paragraph (a) above.

  Investment Manager shall pay Sub-Investment Manager on demand the amount of any costs incurred in closing out any transaction and shall also pay Sub-Investment Manager all unpaid fees and expenses which Sub-Investment Manager shall discharge on Investment Manager's behalf. Any losses incurred on a closing out shall be for Investment Manager's account. On termination of this Agreement, Investment Manager shall pay to Sub-Investment Manager such proportion of Sub-Investment Manager's fees and expenses as may have accrued to the date such termination takes effect.

  The provisions relating to ratification, indemnity and exclusion of liability set out in Schedule E shall apply notwithstanding termination of this Agreement.
           ----------

  13.  NO ASSIGNMENT. Sub-Investment Manager may not assign (as that term is
       -------------
defined by the Advisers Act) this Agreement without the prior written consent of Investment Manager.

  14.  CONFIDENTIAL RELATIONSHIP.  Each party shall use its best efforts to
       -------------------------
treat all information and advice furnished by the other party to it as confidential and to avoid disclosing same to third parties (other than associates of Sub-Investment Manager) except as agreed to in writing by both parties or where Sub-Investment Manager is requested or required to do so by IMRO or any other regulatory or fiscal authority or as required by law.

  Conversely, Sub-Investment Manager shall not be required to disclose or use for the benefit of Investment Manager any confidential information relating to or acquired while working on the managed Client Accounts or affairs of another client or to disclose or use any other information not known to the manager of the Client Accounts even though it is known to any of Sub-Investment Manager's employees, directors or agents.

  15.  DISCLOSURE STATEMENT. Investment Manager acknowledges receipt of  Sub-
       --------------------
Investment Manager's Disclosure Statement, as required by Rule 204-3 under the Advisers Act, more than 48 hours prior to the date of execution of this Agreement as written above.

  16.  TERMINOLOGY:  In this Agreement (including the Schedules), the following
       ------------
terms bear the following respective meanings:

  "THE FSA"  means the Financial Services Act 1986.

  "INVESTMENTS" mean all shares, debt securities, warrants, options and futures (other than options and futures relating to land) and any other assets, rights or interests which constitute an investment for the purposes of Part I of
Schedule 1 to the FSA (or which would do so apart from the Notes to the respective paragraphs in Part I of that Schedule) and commodity options and currencies.

  "OPTIONS" means options other than options to subscribe shares or debt securities.

  "THE CLIENT ACCOUNTS" means all investments, money, assets (including the benefit of contracts) or borrowings for the time being subject to Sub-Investment Manager's discretionary authority hereunder, including, for the avoidance of doubt, liabilities relating to investments sold short (that is sold even though not yet so held). The term does not include any portion of an account managed by Investment Manager that is not subject to Sub-Investment Manager's discretionary authority.

  "THE CLIENT ACCOUNTS CURRENCY" means US$

  "CONNECTED PERSON" means any person who is Sub-Investment Manager's holding company or controller, any person who is a controller or subsidiary of any such person and any company of which Sub-Investment Manager or any connected person is a controller or who (whether or not such a person) is Sub-Investment Manager's associate, and "controller" bears the same meaning as in the FSA.

  "IMRO" means The Investment Management Regulatory Organization Limited.

  "IMRO RULES" means the rules and regulations of and guidance issued by IMRO as for the time being in force (and so that if Sub-Investment Manager obtains any waiver or dispensation from an IMRO rule that rule shall to the extent of that waiver or dispensation be deemed not to be in force) and "rules" shall be construed accordingly in relation to any other regulator, market or exchange.

  "THE SIB" means the Securities and Investments Board, the supervisory regulatory agency under the FSA.

  "STOCK BENEFITS" means rights attaching to investments (other than voting rights) and takeover, rights or other offers relating to investments, and references to dealing with stock benefits or stock benefit situations are referenced to exercising any such rights and accepting any such offers or refraining from doing so.

In this Agreement (including the Schedules):

  (a) References to acquiring investments include references to writing put options and exercising call options.

  (b) References to selling investments include references to writing or granting futures contracts or call options, selling investments short (that is, selling investments which are not yet part of the Client Accounts) and exercising put options.

  (c) References to settling transactions include references to paying margin calls, premiums and deposits and delivering collateral as required in relation to any investment acquired or sold by Sub-Investment Manager hereunder.

Terms and expressions defined in IMRO rules and not specifically defined herein bear the same respective meanings herein.

  17.  COMMUNICATIONS. To the extent reasonable and practical, communications
       --------------
from Investment Manager to Sub-Investment Manager, or vice versa, shall be in writing or in another reasonable manner and promptly confirmed in writing.

  18.  GENERAL.  This Agreement constitutes the entire agreement of the parties
       -------
with respect to the management of the assets in the Client Accounts and may be amended only by a written instrument signed by Investment Manager and Sub-Investment Manager.

  For all purposes of this Agreement, Sub-Investment Manager shall act as an independent contractor and nothing in this Agreement shall constitute Sub-Investment Manager as Investment Manager's dependent agent or as creating any form of partnership or joint venture between Sub-Investment Manager and Investment Manager. Except as provided in this Agreement, neither party shall have any authority to bind, obligate or represent the other

  19.  GOVERNING LAWS.  This Agreement shall be construed in accordance with the
       --------------
laws of the State of New Jersey (without regard to the legislative or judicial conflict of laws/rules of any state), except to the extent superseded by federal law.


  IN WITNESS WHEREOF, Investment Manager and Sub-Investment Manager have executed this Agreement as of the day and year written above.


                     THE PRUDENTIAL INVESTMENT CORPORATION


  By: /s/ Jonathan M. Greene
     ---------------------------
  Name:   Jonathan M. Greene
       -------------------------
  Title: Senior Vice President
        ------------------------

                         PRICOA ASSET MANAGEMENT LTD.


By: /s/ P. Spencer                   By: /s/ Jean Y. Chemau
   ---------------------------          ----------------------------
Name: Peter G. Spencer               Name:   Jean - Yves Chemau
     -------------------------            --------------------------
Title: Director                      Title: Director
      ---------------------------          -------------------------

                                   SCHEDULE A
                                   ----------

              TO THE SUB-INVESTMENT MANAGEMENT AGREEMENT BETWEEN
                   THE PRUDENTIAL INVESTMENT CORPORATION AND
                        PRICOA ASSET MANAGEMENT LIMITED

                           SCHEDULE OF REMUNERATION

                Fund                                    Annual Fee
                ----                                    ----------

Prudential International Bond Fund
(formerly The Global Government Plus Fund, Inc.)        30 basis points

The Global Total Return Fund, Inc.                      30 basis points

Prudential Intermediate Global Income Fund, Inc.        30 basis points

Prudential Global Limited Maturity Fund, Inc.           30 basis points

PRICOA World Wide Investors Portfolio                   30 basis points

PRICOA Money Market Portfolio, Deutsche Mark Series     30 basis points

PRICOA Money Market Portfolio, Pound Sterling Series     0 basis points

Prudential Global Genesis Fund, Inc.                    55 basis points

Prudential General Account:

-European Portion of the Small Cap Account              65 basis points

-European Small Cap Account                             65 basis points

-European Portion of Global Small Cap Account           65 basis points

Prudential Group Trust Account (Pru Plan)

-European Portion of International Large Cap Account    100 basis points

-European Portion of International Small Cap Account    100 basis points

TOLI GLOBAL-Roche Retiree Welfare Investment Trust      100 basis points

________________________________________________________________________________
        1. The fee payable for each quarter is calculated at the above rates on the average funds under management during the quarter.

        2. Fees are due and invoiced on the first day of each calendar quarter (1 January, 1 April, 1 July and 1 October), calculated at the above rates on funds under management at the end of the previous quarter (i.e. on 31 December, 31 March, 30 June and 30 September).

        3. The difference between the fee paid on the first day of the quarter (2 above) and the fee payable for the quarter (1 above) is added to/deducted from the next quarter's fee payment.

        4.  Fees are payable with 30 days of invoice date.

        5. Fees are calculated pro-rata where funds are not managed for the full term of a calendar quarter.

                                   SCHEDULE B
                                   ----------

               TO THE SUB-INVESTMENT MANAGEMENT AGREEMENT BETWEEN
                   THE PRUDENTIAL INVESTMENT CORPORATION AND
                          PRICOA ASSET MANAGEMENT LTD

                   INVESTMENT GUIDELINES FOR CLIENT ACCOUNTS

The investment guidelines for the following Prudential Mutual Funds are as set out in each fund's statutory documentation (i.e., the Prospectuses and Statements of Additional Information). The following are highlights from those documents, however, Sub-Investment Manager is subject to them in their entirety.

PRUDENTIAL INTERNATIONAL BOND FUND, INC. (formerly, The Global Government Plus
----------------------------------------
Fund, Inc.)

The Fund's investment objective is to seek total return, the components of which
are current income and capital appreciation.   The Fund attempts to achieve its
objective by investing primarily in debt securities issued or guaranteed by governments, semi-government entities, governmental agencies, supranational entities and other governmental entities in the United States and in other countries and denominated in the currencies of such countries.

The Fund's detailed investment polices and investment restrictions are set out in the Fund's Prospectus dated February 28, 1997 and the Fund's Statement of Additional Information dated

February 28, 1997.

THE GLOBAL TOTAL RETURN FUND, INC.
----------------------------------

The Fund's investment objective is to seek total return, the components of which are current income and capital appreciation. The Fund attempts to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in governmental (including supranational), semi-governmental or government agency debt securities or in short-term bank debt securities or deposits in the United States and in foreign countries denominated in US dollars or in foreign currencies, including debt securities issued or guaranteed by the US Government and foreign governments, their agencies, authorities or instrumentalities. The remainder is generally invested in corporate debt securities or longer term bank debt securities.

The Fund will invest primarily in investment grade securities or in non-rated securities determined by the Fund's investment adviser to be of equivalent quality. The Fund may invest up to 10% of its total assets in debt securities rated below investment grade, with a minimum rating of B, by either S&P or Moody's or by another NRSRO, or, if unrated, are deemed to be of equivalent quality by the investment adviser.

The Fund's detailed investment policies and investment restrictions are set out in the Fund's Prospectus dated February 28, 1997.

                                   SCHEDULE C
                                   ----------

                        INITIAL VALUE OF CLIENT ACCOUNTS


                                                       MARKET
                                                      VALUATION
FUND                                                 AT 30/09/97
----                                                 -----------
(all figures in dollars)                                  $

Prudential International Bond Fund                   106,444,845
The Global Total Return Fund, Inc.                   200,061,370
Prudential Intermediate Global Income Fund, Inc.     162,977,815
Prudential Global Limited Maturity Fund, Inc.         93,137,264
PRICOA Worldwide Investors Portfolio                  67,859,464
PRICOA Money Market Portfolio, Deutsche Mark Series 23,964,397 PRICOA Money Market Portfolio, Pound Sterling Series 11,701,215
TOTALS FOR BOND UNIT                                 666,146,370
Prudential General Account:
 - Europe International (IIA) Account                158,842,260
 - PRICOA - IM European Small Cap Account             48,747,959
 - Europe Global Small Cap Account                    17,954,510
Prudential Group Trust Account
 - Europe Large Cap Account
 - Europe Small Cap Account                           72,531,022
TOLI GLOBAL - Roche Retiree Welfare                   22,778,650
Investment Trust                                      11,710,737
Prudential Global Genesis Fund, Inc.                  43,354,379
TOTALS FOR EQUITY UNIT                               375,919,517
GRAND TOTAL                                        1,042,065,887

Prudential Intermediate Global Income Fund, Inc.
------------------------------------------------

The Fund's objective is to seek to maximise total return, the components of which are current income and capital appreciation. The Fund will attempt to achieve its objective by investing primarily in obligations issued or guaranteed by the US Government, its agencies, authorities or instrumentalities and in obligations issued or guaranteed by certain foreign governments, quasi-governmental entities, governmental agencies, supranational entities or any of their political subdivisions or instrumentalities. The Fund will invest primarily in investment grade securities or in non-rated securities determined by the Fund's investment adviser to be of equivalent quality. The Fund may invest up to 10% of its total assets in debt securities rated below investment grade, with a minimum rating of B, by either S&P or Moody's or by another NRSRO, or if unrated, are deemed to be of equivalent quality by the investment adviser.

The Fund's detailed investment policies and investment restrictions are set out in the Fund's Prospectus dated February 28, 1997 and the Fund's Statement of Additional Information dated February 28, 1997.

PRUDENTIAL GLOBAL LIMITED MATURITY FUND, INC.
---------------------------------------------

The Fund's investment objective is to maximise total return, the components of which are current income and capital appreciation. The Fund seeks to achieve its objective by investing primarily in a portfolio of debt securities denominated in the US dollar and a range of foreign currencies. The Fund will maintain a weighted average maturity of more than 2, but less than 5, years with the maturity for any individual security generally not exceeding 10 years. The Fund may also invest up to 20% of its total assets in debt securities rated below investment grade, with a minimum rating of B, by either S&P or Moody's or by another NRSRO, or, if unrated, are deemed to be of equivalent quality by the investment adviser.

The Fund's detailed investment policies and investment restrictions are set out in the Fund's Prospectus dated December 30, 1996 and the Fund's Statement of Additional Information dated December 30, 1996.

PRICOA WORLDWIDE INVESTORS PORTFOLIO
------------------------------------

The Fund's investment objective is to seek total return, the components of which are current income and capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in investment grade bonds issued by governments and corporations with varying maturities. It may also have limited exposure to non-investment grade issues from emerging markets.

The Fund's detailed investment policies and investment restrictions are set out in the Fund's Prospectus dated October 28, 1996.

PRICOA MONEY MARKET PORTFOLIO
-----------------------------

The Fund's investment objective is to provide the highest level of current income in each designated currency consistent with safety of principal. Each Series seeks to achieve this objective by investing in a portfolio of high quality money market instruments and short-term debt obligations having a maturity of one year or less denominated (1) in the designated currency of the Series or (2) in US dollars (or other currencies) in combination with forward currency exchange contracts to purchase matching amounts of the designated currency.

The Fund's detailed investment policies and investment restrictions are set out in the Fund's Prospectus dated June 12, 1991.

PRUDENTIAL GLOBAL GENESIS FUND, INC.
------------------------------------

The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve its investment objective by investing primarily in common stocks, common stock equivalents (such as warrants and convertible debt securities) and other equity securities (including preferred stocks) of smaller foreign and domestic companies. Under normal circumstances, the Fund will invest 65% of its total assets in such securities.

The Fund's detailed investment policies and investment restrictions are set out in the Fund's Prospectus dated July 30, 1997 and the Fund's Statement of Additional Information dated July 30,1997.

The investment guidelines for the remaining funds are as follows:

PRUDENTIAL GENERAL ACCOUNT
--------------------------

EUROPEAN PORTION OF THE SMALL CAP ACCOUNT

1. Investments will be composed primarily of securities publicly traded in Europe.

2. Investments will be targeted in securities of small capitalization companies. The majority of investments to be in the stocks with market capitalization less than $1.5 billion.

3. No more than 10% of the portfolio will be invested in any one company at the time of purchase.

4. The portfolio will not purchase more than 10% of the issued capital of any one company.

5. Investments in cash and related instruments will not exceed 25% of the portfolio, except during initial portfolio building.

6. Currency hedging of underlying stock positions only (requires approval of Global Small Cap Equities CIO). Foreign currency futures and options contracts can only be employed to hedge underlying currency exposure (i.e., up to but not more than 100% of underlying exposure to a foreign currency as measured by the value of cash plus securities held in that foreign currency).

EUROPEAN SMALL CAP ACCOUNT

1. Investments will be composed primarily of securities publicly traded in Europe.

2. Investments will be targeted in securities of small capitalization companies. (Stocks which primarily make up the lowest 20 percent of the total market capitalization of $30 million to$1.5 billion. The majority of investments to be in the stocks with market capitalization less than $750 million.)

3. No more than 10% of the portfolio will be invested in stocks larger than $1.5 billion and not represented in the Salomon Brothers Extended Market Index ("EMI").

4. No more than 10% of the portfolio will be invested in any one company at the time of purchase.

5. The portfolio will not purchase more than 10% of the issued capital of any one company.

6. Investments in cash and related instruments will not exceed 25% of the portfolio, except during portfolio building.

7. Currency hedging of underlying stock positions only (requires approval of Global Small Cap Equities CIO). Foreign currency futures and options contracts can only be employed to hedge underlying currency exposure (i.e., up to but not more than 100% of underlying exposure to a foreign currency as measured by the value of cash plus securities held in that foreign currency).

EUROPEAN PORTION OF THE GLOBAL SMALL CAP ACCOUNT

1. Investments will be composed primarily of securities publicly traded in Europe.

2. Investments will be targeted in securities of small capitalization companies. The majority of investments to be in the stocks with market capitalization less than $750 million.)

3. No more than 10% of the portfolio will be invested in any one company at the time of purchase.

4. The portfolio will not purchase more than 10% of the issued capital of any one company.

5. Investments in cash and related instruments will not exceed 25% of the portfolio, except during initial portfolio building.

6. Currency hedging of underlying stock positions only (requires approval of Global Small Cap Equities CIO). Foreign currency futures and options contracts can only be employed to hedge underlying currency exposure (i.e., up to but not more than 100% of underlying exposure to a foreign currency as measured by the value of cash plus securities held in that foreign currency).

PRUDENTIAL GROUP TRUST ACCOUNT (PRU PLAN)
-----------------------------------------

EUROPEAN PORTION OF THE INTERNATIONAL LARGE CAP ACCOUNT

1. The investment objective will be long term capital appreciation through investment in a broadly diversified portfolio from outside the United States. The portfolio will be measured against the Morgan Stanley International "EAFE" Index.

2. Investments will be composed primarily of securities publicly traded in Europe.

3. Portfolio will be invested primarily (75%) in securities of large capitalization companies.

4. No more than 10% of the portfolio will be invested in any one company at the time of purchase.

5. The portfolio will not purchase more than 10% of the issued capital of any one company.

6. Investments in cash and related instruments will not exceed 15% of the portfolio, except during initial portfolio building.

7. Currency hedging of underlying stock positions only (requires approval of Global Small Cap Equities CIO).


EUROPEAN PORTION OF THE INTERNATIONAL SMALL CAP ACCOUNT

1. Investments will be composed primarily of securities publicly traded in Europe.

2. Portfolio will be primarily in securities of small capitalization companies. The majority of investments to be in the stocks with market capitalization less than $750 million.

3. No more than 10% of the portfolio will be invested in stocks larger than $1.5 billion and not represented in the Salomon Brothers Extended Market Index ("EMI").

3. No more than 10% of the portfolio will be invested in any one company at the time of purchase.

4. The portfolio will not purchase more than 10% of the issued capital of any one company.

5. Investments in cash and related instruments will not exceed 15% of the portfolio, except during initial portfolio building.

6. Currency hedging of underlying stock positions only (requires approval of Global Small Cap Equities CIO).

TOLI GLOBAL- ROCHE RETIREE WELFARE INVESTMENT TRUST (EUROPEAN PORTION OF THE GLOBAL ACCOUNT)

1. Investment will be composed primarily of securities publicly traded represented in the EMI as well as the stock exchanges of Mexico, Thailand, Indonesia, Philippines, Taiwan, and South Korea, as well as options and futures contracts related to those securities and convertible bonds of small capitalization companies. No options, futures, or other derivatives will add any leverage to the portfolio. Investment may also be made in cash or in the equivalents of cash or in any commingled money market account maintained by Prudential.

2. Investments will be targeted primarily in securities of companies of small market capitalization of less than Stocks which are included in the portfolio not meeting the cap size definition should normally be ones which are constituents of the EMI, except for Southeast Asia where larger traded stocks may be used.

3. No more than 7% of any regional sub-portfolio will be invested in any one company at the time of purchase; no more than 3% of the total global portfolio will be so invested.

4. The portfolio will not purchase more than 10% of the issued capital of any one company. The regional portfolios are generally kept diversified in 30 to 60 names. Industry weights are determined on a bottom up basis but monitored at the portfolio level and may cut back to limit potential sector risk.

5. Investments in cash and related instruments will not exceed 17% of the portfolio, except during initial building.

6. Currency hedging will be allowed, although it is not anticipated that Global Small Cap Equity will employ an active currency overlay program. Any currency hedging must be covered by an underlying cash/stock position.

GENERAL
-------

SUBJECT TO THE INVESTMENT GUIDELINES FOR THE CLIENT ACCOUNTS DESCRIBED HEREIN OR AS SUBSEQUENTLY NOTIFIED TO SUB-INVESTMENT MANAGER IN WRITING:

1. The Client Accounts may contain securities which are or were the subject of a relevant offer or issue, whether at the time Sub-Investment Manager acquires them on behalf of Investment Manager, within a period of 12 months preceding that or otherwise. For the purpose of this paragraph, a "relevant offer or issue" is an offer or issue of any securities (whether or not those securities are to be listed on the London Stock Exchange or any other recognized or designated investment exchange) which is or was sponsored, underwritten, managed or arranged, or in connection with which other services were provided, by Sub-Investment Manager or a connected person.

2. Sub-Investment Manager may not commit Investment Manager to any obligation to underwrite any issue or offer for sale of securities.

3. Sub-Investment Manager may, on behalf of Investment Manager, acquire or dispose of units in a regulated collective investment scheme, whether or not operated, managed or advised by Sub-Investment Manager or a connected person.

4. Sub-Investment Manager may enter into repo or reverse repo transactions but may not otherwise lend or borrow securities for any purpose.

5. Sub-Investment Manager is authorized by Investment Manager to deal in warrants, options (including traded options) futures or contracts for differences on behalf of Investment Manager

     (provided they are investments as defined herein). The limits on margins will vary as between the Client Accounts as set out in Schedule B above and the Prospectuses and Statements of Additional Information mentioned therein.

6. Where the requisite currency of settlement is not the Client Accounts Currency Sub-Investment Manager shall be entitled to use spot or forward foreign exchange contracts (and accordingly enter into them on Investment Manager's behalf) to fund the acquisition of spot or forward investments or dispose of sale proceeds in a foreign currency. Notwithstanding Sub-Investment Manager's right to do this, Investment Manager accepts that if a liability in one currency is matched by an asset in a different currency, or if any investment acquired or sold hereunder is denominated or paid for in a currency other than the Client Accounts Currency, a movement of exchange rates may be unfavourable rather than favourable, on the gain or loss otherwise experienced on the investment.

                                   SCHEDULE C
                                   ----------

                    TO THE SUB-INVESTMENT AGREEMENT BETWEEN
                   THE PRUDENTIAL INVESTMENT CORPORATION AND
                        PRICOA ASSET MANAGEMENT LIMITED

              THE INITIAL COMPOSITION AND VALUE OF CLIENT ACCOUNTS



                            [See Attached Documents]

                                   SCHEDULE D
                                   ----------

                    TO THE SUB-INVESTMENT AGREEMENT BETWEEN
                   THE PRUDENTIAL INVESTMENT CORPORATION AND
                        PRICOA ASSET MANAGEMENT LIMITED

                                SOFT COMMISSION


1.  Soft Commission Agreements

A list of the Soft Commission Agreements which Sub-Investment Manager has entered into from time to time is available from Sub-Investment Manager upon request. Details of the Soft Commission Agreements are also available from Sub-Investment Manager upon request.

2.  Soft Commission Policy Statement

The provision of commissions under a Soft Commission Agreement will allow Sub-Investment Manager to provide Investment Manager with services that could not otherwise be provided as cost effectively.

Sub-Investment Manager will not enter into Soft Commission Agreements unless:

(a) the benefits provided under the agreement are goods or services which can reasonably be expected to assist in the provision of Sub-Investment Manager's services to customers, and are in fact so used and fall within the permitted categories of goods and services under the Rules;

(b) the broker concerned agrees to provide Best Execution on transactions effected for customers;

(c) Sub-Investment Manager is satisfied that the terms of business and methods by which the relevant broking services will be supplied do not involve any potential for a comparative price disadvantage to customers.

Sub-Investment Manager will send Investment Manager annual reports on Sub-Investment Manager's Soft Commission Arrangements as required by the IMRO rules.

                                   SCHEDULE E
                                   ----------

                    TO THE SUB-INVESTMENT AGREEMENT BETWEEN
                   THE PRUDENTIAL INVESTMENT CORPORATION AND
                        PRICOA ASSET MANAGEMENT LIMITED

               RATIFICATION, INDEMNITY AND EXCLUSION OF LIABILITY

1. Investment Manager hereby undertakes to ratify and confirm everything done by Sub-Investment Manager in the performance or purported performance in good faith of Sub-Investment Manager's duties hereunder and by the Custodian or depository in settlement of any transactions entered into by Sub-Investment Manager on Investment Manager's behalf hereunder and not closed out prior to the settlement date.

2. Investment Manager shall indemnify Sub-Investment Manager against all costs, expenses, claims, actions, demands or liabilities (including costs and expenses incurred in any proceedings relating there to and including any liability for payment of tax on Investment Manager's income or profits) which may be suffered or incurred by or made against Sub-Investment Manager in connection with Sub-Investment Manager's appointment hereunder or the performance or purported performance in good faith, of Sub-Investment Manager's duties hereunder. However, this indemnity shall not apply where Sub-Investment Manager has been grossly negligent or has willfully defaulted or in relation to breaches by Sub-Investment Manager of IMRO rules or the requirements of the FSA.

3. Sub-Investment Manager shall use its best efforts and judgment and shall exercise due care in performing its duties and acting as investment manager hereunder. However, Sub-Investment Manager shall not be liable for any depreciation in value of the Client Accounts, loss of profit, gain or income suffered by Investment Manager in relation to the Client Accounts unless it results from Sub-Investment Manager's gross negligence or willful default and for this purpose the failure to use or disclose confidential information relating to another client or any other person shall not be regarded as gross negligence or willful default.

4. Sub-Investment Manager shall not be responsible or required to indemnify Investment Manager for any loss resulting from the failure or default of any broker, or other agent, or counter-party.

5. In this Schedule, references to Sub-Investment Manager include references to all Sub-Investment Manager's connected persons and or their directors, employees or agents.

                                   SCHEDULE F
                                   ----------

                    TO THE SUB-INVESTMENT AGREEMENT BETWEEN
                   THE PRUDENTIAL INVESTMENT CORPORATION AND
                        PRICOA ASSET MANAGEMENT LIMITED

                                   CONFLICTS

1. Sub-Investment Manager (and any connected person) may carry on investment and trading activities for its own account and may act as investment manager or investment adviser for other clients (whether or not connected persons) on terms including provisions for remuneration on terms which may be different from those under this Agreement, including payment of a performance fee.

2. Provided that Sub-Investment Manager acts in good faith and fairly as between Investment Manager and all other clients concerned and conforms to IMRO rules, Sub-Investment Manager shall not be required to prefer Investment Manager's interests to its own interests or to the interests of its other clients or to subordinate the interests of itself or such other clients to Investment Manager's interests. In particular in case of competition Sub-Investment Manager may acquire or dispose of investments on a pro rata basis, or such other basis as Sub-Investment Manager considers fair and reasonable, as
between Investment Manager and itself or such other clients.   When considering
or deciding whether or not to acquire or dispose of an investment for Investment Manager or executing a decision to do so, Sub-Investment Manager may also consider or decide upon such acquisition or disposal or execute such a decision for itself or other clients at the same time (whether by way of block trading or otherwise) and may advise advisory clients accordingly without having first to initiate or effect the relevant transaction for Investment Manager.

3. Sub-Investment Manager shall not be required to acquire for Investment Manager any investment which Sub-Investment Manager in good faith considers not to be suitable for Investment Manager even though Sub-Investment Manager may consider that investment suitable for either itself or any connected person or for other clients and accordingly acquire that investment for its own account or for any connected person or for, (or recommended that investment to) such other clients. This applies similarly in the case of sales.

4. Sub-Investment Manager and its connected persons may carry on investment and trading activities for its own account and may carry out investment advisory or management services for other clients. Accordingly, Investment Manager accepts that when Sub-Investment Manager deals for Investment Manager Sub-Investment Manager, or any connected person may have an interest that is material to the investment or transaction concerned. In particular, Investment Manager acknowledges that Sub-Investment Manager may acquire or dispose of investments on Investments Manager's behalf hereunder notwithstanding that Sub-Investment Manager or any connected person may have or simultaneously acquire or dispose of positions in such investments in such investments for its own account or for other clients.

                               A M E N D M E N T
                               -----------------

              TO SUB-INVESTMENT MANAGEMENT AGREEMENT ("AGREEMENT")
                 BETWEEN THE PRUDENTIAL INVESTMENT CORPORATION
                             ("INVESTMENT MANAGER")
                                      AND
           PRICOA ASSET MANAGEMENT LIMITED ("SUB-INVESTMENT MANAGER")


     This Amendment to the Agreement dated September 30, 1997, is dated January 8, 1998 and effective as of December 1, 1997.

     WHEREAS, the parties have agreed that the Sub-Investment Manager will provide investment advisory services to the Prudential Europe Growth Fund, Inc., a registered investment company under the Investment Company Act of 1940, and PRICOA Worldwide Investors Portfolio-European Growth Fund, an investment company organized under the laws of the Grand Duchy of Luxembourg ;

     NOW THEREFORE, it is agreed as follows:

     1.   Section 1 of the Agreement is hereby amended to read as follows:

     APPOINTMENT.  Sub-Investment Manager will act as an investment manager with
     -----------
respect to the Client Accounts which are detailed in Schedule A annexed to this
                                                     ----------
Agreement. In providing its services Sub-Investment Manager will act for Investment Manager on the basis that Investment Manager is a non-private customer (as defined for the purposes of IMRO rules). Investment Manager agrees that it is the only customer of Sub-Investment Manager hereunder for the purposes of IMRO Rules and that, notwithstanding Investment Manager has identified the Client Accounts to Sub-Investment Manager, none of the Client Accounts will be an indirect customer of Sub-Investment Manager for those purposes. In addition to providing investment management services, Sub-Investment Manager may arrange for the execution of trades on behalf of the Investment Manager for portfolios specified from time to time by the Investment Manager.

     2. Schedules A and B to the Agreement are hereby amended and substituted by the attached Schedules A and B, respectively:

     IN WITNESS WHEREOF, the parties have caused this Amendment to be signed as of the date indicated above.


THE PRUDENTIAL INVESTMENT CORPORATION

BY:  /s/ Jonathan M. Greene
     --------------------------------

NAME:    Jonathan M. Greene
       ------------------------------

TITLE:   Senior Vice President
       ------------------------------


PRICOA ASSET MANAGMENT LIMITED

BY:  /s/ P.Spencer
     --------------------------------

NAME:    Peter G. Spencer
       ------------------------------

TITLE:   Director
       ------------------------------


BY:  /s/ Jean Y. Chemau
     --------------------------------

NAME:    Jean - Yves Chemau
       ------------------------------

TITLE:   Director
       ------------------------------

                             SCHEDULE A  (AMENDED)
                             ---------------------

              TO THE SUB-INVESTMENT MANAGEMENT AGREEMENT BETWEEN
                   THE PRUDENTIAL INVESTMENT CORPORATION AND
                        PRICOA ASSET MANAGEMENT LIMITED

                           SCHEDULE OF REMUNERATION


FUND                                                           ANNUAL FEE
----                                                           ----------

Prudential International Bond Fund
(formerly The Global Government Plus Fund, Inc.)               30 basis points

The Global Total Return Fund, Inc.                             30 basis points

Prudential Intermediate Global Income Fund, Inc.               30 basis points

Prudential Global Limited Maturity Fund, Inc.                  30 basis points

PRICOA world Wide Investors Portfolio, Global Bond Fund        30 basis points

PRICOA World Wide Investors Portfolio, European Growth Fund    55 basis
points

PRICOA Money Market Portfolio, Deutsche Mark Series            30 basis points

PRICOA Money Market  Portfolio, Pound Sterling Series           0 basis points

Prudential General Account:

-European Portion of the Small Cap Account                     65 basis points

-European Small Cap Account                                    65 basis points

-European Portion of the Global Small Cap Account              65 basis points

Prudential Group Trust Account (Pru Plan)

-European Portion of International Large Cap Account          100 basis points

-European Portion of International Small Cap Account          100 basis points

TOLI  GLOBAL-Roche Retiree Welfare Investment Trust           100 basis points

Prudential  Global Genesis Fund, Inc.                          55 basis points

Prudential Europe Growth Fund, Inc.                            55 basis points


        ------------------------------------------------------------------------
        1. The fee payable for each quarter is calculated at the above rates on the average funds under management during the quarter.

        2. Sub-Investment Manager will invoice Investment Manager at the end of each quarter for actual fees due as calculated in accordance with 1 above and invoices will be payable within 30 days of invoice date.

        3. Investment Manager will undertake to use best endeavors to prepay each quarter's estimated fees at the beginning of the relevant quarter (1 January, 1 April, 1 July, 1 October)

        4. Fees are calculated pro-rata where funds are not managed for the full term of a calendar quarter.

        This amended schedule is deemed to be effective from the commencement of this agreement.

        FOR THE PRUDENTIAL INVESTMENT CORPORATION

        By:_______________________________

        Date:_____________________________

        FOR PRICOA ASSET MANAGEMENT LIMITED


        Director:  ___________________  Director: ____________________

        Date: ________________________  Date:_________________________

                                  SCHEDULE B
                                  ----------

              TO THE SUB-INVESTMENT MANAGEMENT AGREEMENT BETWEEN
                   THE PRUDENTIAL INVESTMENT CORPORATION AND
                          PRICOA ASSET MANAGEMENT LTD

                   INVESTMENT GUIDELINES FOR CLIENT ACCOUNTS

The investment guidelines for the following Prudential Mutual Funds are as set out in each fund's statutory documentation:

PRUDENTIAL INTERNATIONAL BOND FUND, INC. (formerly, The Global Government Plus
----------------------------------------
Fund, Inc.)

The Fund's investment objective is to seek total return, the components of which
are current income and capital appreciation.   The Fund attempts to achieve its
objective by investing primarily in debt securities issued or guaranteed by governments, semi-government entities, governmental agencies, supranational entities and other governmental entities in the United States and in other countries and denominated in the currencies of such countries.

The Fund's detailed investment polices and investment restrictions are set out in the Fund's Prospectus dated February 28, 1997 and the Fund's Statement of Additional Information dated February 28, 1997.

THE GLOBAL TOTAL RETURN FUND, INC.
----------------------------------

The Fund's investment objective is to seek total return, the components of which are current income and capital appreciation. The Fund attempts to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in governmental (including supranational), semi-governmental or government agency debt securities or in short-term bank debt securities or deposits in the United States and in foreign countries denominated in US dollars or in foreign currencies, including debt securities issued or guaranteed by the US Government and foreign governments, their agencies, authorities or instrumentalities. The remainder is generally invested in corporate debt securities or longer term bank debt securities.

The Fund will invest primarily in investment grade securities or in non-rated securities determined by the Fund's investment adviser to be of equivalent quality. The Fund may invest up to 10% of its total assets in debt securities rated below investment grade, with a minimum rating of B, by either S&P or Moody's or by another NRSRO, or, if unrated, are deemed to be of equivalent quality by the investment adviser.

The Fund's detailed investment policies and investment restrictions are set out in the Fund's Prospectus dated February 28, 1997.

PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC.
------------------------------------------------

The Fund's objective is to seek to maximize total return, the components of which are current income and capital appreciation. The Fund will attempt to achieve its objective by investing primarily in obligations issued or guaranteed by the US Government, its agencies, authorities or instrumentalities and in obligations issued or guaranteed by certain foreign governments, quasi-governmental entities, governmental agencies, supranational entities or any of their political subdivisions or instrumentalities. The Fund will invest primarily in investment grade securities or in non-rated securities determined by the Fund's investment adviser to be of equivalent quality. The Fund may invest up to 10% of its total assets in debt securities rated below investment grade, with a minimum rating of B, by either S&P or Moody's or by another NRSRO, or if unrated, are deemed to be of equivalent quality by the investment adviser.

The Fund's detailed investment policies and investment restrictions are set out in the Fund's Prospectus dated February 28, 1997 and the Fund's Statement of Additional Information dated

February 28, 1997.

PRUDENTIAL GLOBAL LIMITED MATURITY FUND, INC.
---------------------------------------------

The Fund's investment objective is to maximize total return, the components of which are current income and capital appreciation. The Fund seeks to achieve its objective by investing primarily in a portfolio of debt securities denominated in the US dollar and a range of foreign currencies. The Fund will maintain a weighted average maturity of more than 2, but less than 5, years with the maturity for any individual security generally not exceeding 10 years. The Fund may also invest up to 20% of its total assets in debt securities rated below investment grade, with a minimum rating of B, by either S&P or Moody's or by another NRSRO, or, if unrated, are deemed to be of equivalent quality by the investment adviser.

The Fund's detailed investment policies and investment restrictions are set out in the Fund's Prospectus dated December 30, 1996 and the Fund's Statement of Additional Information dated December 30, 1996.

PRICOA WORLDWIDE INVESTORS PORTFOLIO, GLOBAL BOND FUND
------------------------------------------------------

The Fund's investment objective is to seek total return, the components of which are current income and capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in investment grade bonds issued by governments and corporations with varying maturities. It may also have limited exposure to non-investment grade issues from emerging markets.

The Fund's detailed investment policies and investment restrictions are set out in the Fund's Prospectus dated October 28, 1996.

PRICOA WORLDWIDE INVESTORS PORTFOLIO, EUROPEAN GROWTH FUND
----------------------------------------------------------

The Fund's investment objective is long-term growth of capital through investment in a portfolio of transferable equity and debt securities of companies domiciled in Europe.

The Fund's detailed investment policies and investment restrictions are set out in the Fund's Prospectus dated October 28, 1996.

PRICOA MONEY MARKET PORTFOLIO
-----------------------------

The Fund's investment objective is to provide the highest level of current income in each designated currency consistent with safety of principal. Each Series seeks to achieve this objective by investing in a portfolio of high quality money market instruments and short-term debt obligations having a maturity of one year or less denominated (1) in the designated currency of the Series or (2) in US dollars (or other currencies) in combination with forward currency exchange contracts to purchase matching amounts of the designated currency.

The Fund's detailed investment policies and investment restrictions are set out in the Fund's Prospectus dated June 12, 1991.

PRUDENTIAL GLOBAL GENESIS FUND, INC.
------------------------------------

The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve its investment objective by investing primarily in common stocks, common stock equivalents (such as warrants and convertible debt securities) and other equity securities (including preferred stocks) of smaller foreign and domestic companies. Under normal circumstances, the Fund will invest 65% of its total assets in such securities.

The Fund's detailed investment policies and investment restrictions are set out in the Fund's Prospectus dated July 30, 1997 and the Fund's Statement of Additional Information dated July 30,1997.

PRUDENTIAL EUROPE GROWTH FUND, INC.
-----------------------------------

The Fund's investment objective is to seek long-term growth of capital. The Fund attempts to achieve this objective by investing primarily in equity securities (common stock, securities convertible into common stock and preferred stock) of companies domiciled in Europe.

The Fund's detailed investment policies and investment restrictions are set out in the Fund's Prospectus dated July 1, 1997, and the Fund's Statement of Additional Information dated July 1, 1997.

The investment guidelines for the remaining funds are as follows:

PRUDENTIAL GENERAL ACCOUNT
--------------------------

EUROPEAN PORTION OF THE SMALL CAP ACCOUNT

1. Investments will be composed primarily of securities publicly traded in Europe.

2. Investments will be targeted in securities of small capitalization companies. (Stocks which primarily make up the lowest 20 percent of the total market capitalization of $30 million to $1.5billion. The majority of investments to be in the stocks with market capitalization less than $750 million.)

3. No more than 10% of the portfolio will be invested in stocks larger than $1.5 billion and not represented in the Salomon Brothers Extended Market Index ("EMI").

4. No more than 10% of the portfolio will be invested in any one company at the time of purchase.

5. The portfolio will not purchase more than 10% of the issued capital of any one company.

6. Investments in cash and related instruments will not exceed 25% of the portfolio, except during initial portfolio building.

7. Currency hedging of underlying stock positions only (requires approval of Global Small Cap Equities CIO). Foreign currency futures and options contracts can only be employed to hedge underlying currency exposure (i.e., up to but not more than 100% of underlying exposure to a foreign currency as measured by the value of cash plus securities held in that foreign currency).

European Small Cap Account

1. Investments will be composed primarily of securities publicly traded in Europe.

2. Investments will be targeted in securities of small capitalization companies. (Stocks which primarily make up the lowest 20 percent of the total market capitalization of $30 million to$1.5 billion. The majority of investments to be in the stocks with market capitalization less than $750 million.)

3. No more than 10% of the portfolio will be invested in stocks larger than $1.5 billion and not represented in the Salomon Brothers Extended Market Index ("EMI").

4. No more than 10% of the portfolio will be invested in any one company at the time of purchase.

5. The portfolio will not purchase more than 10% of the issued capital of any one company.

6. Investments in cash and related instruments will not exceed 25% of the portfolio, except during portfolio building.

7. Currency hedging of underlying stock positions only (requires approval of Global Small Cap Equities CIO). Foreign currency futures and options contracts can only be employed to hedge underlying currency exposure (i.e., up to but not more than 100% of underlying exposure to a foreign currency as measured by the value of cash plus securities held in that foreign currency).

EUROPEAN PORTION OF THE GLOBAL SMALL CAP ACCOUNT

1. Investments will be composed primarily of securities publicly traded in Europe.

2. Investments will be targeted in securities of small capitalization companies. (Stocks which primarily make up the lowest 20 percent of the total market capitalization of $30 million to$1.5 billion. The majority of investments to be in the stocks with market capitalization less than $750 million.)

3. No more than 10% of the portfolio will be invested in stocks larger than $1.5 billion and not represented in the Salomon Brothers Extended Market Index ("EMI").

4. No more than 10% of the portfolio will be invested in any one company at the time of purchase.

5. The portfolio will not purchase more than 10% of the issued capital of any one company.

6. Investments in cash and related instruments will not exceed 25% of the portfolio, except during initial portfolio building.

7. Currency hedging of underlying stock positions only (requires approval of Global Small Cap Equities CIO). Foreign currency futures and options contracts can only be employed to hedge underlying currency exposure (i.e., up to but not more than 100% of underlying exposure to a foreign currency as measured by the value of cash plus securities held in that foreign currency).

Prudential Group Trust Account (PRU PLAN)
-----------------------------------------

EUROPEAN PORTION OF THE INTERNATIONAL LARGE CAP ACCOUNT

1. The investment objective will be long term capital appreciation through investment in a broadly diversified portfolio from outside the United States. The portfolio will be measured against the Morgan Stanley International "EAFE" Index.

2. Investments will be composed primarily of securities publicly traded in Europe.

3. Portfolio will be invested primarily (75%) in securities of large capitalization companies (greater than $1.5 billion).

4. No more than 10% of the portfolio will be invested in any one company at the time of purchase.

5. The portfolio will not purchase more than 10% of the issued capital of any one company.

6. Investments in cash and related instruments will not exceed 15% of the portfolio, except during initial portfolio building.

7. Currency hedging of underlying stock positions only (requires approval of Global Small Cap Equities CIO).

EUROPEAN PORTION OF THE INTERNATIONAL SMALL CAP ACCOUNT

1. Investments will be composed primarily of securities publicly traded in Europe.

2. Portfolio will be primarily (70%) in securities of small capitalization companies.(Stocks which primarily make up the lowest 20 percent of the total market capitalization of $30 million to$1.5 billion. The majority of investments to be in the stocks with market capitalization less than $750 million.)

3. No more than 10% of the portfolio will be invested in stocks larger than $1.5 billion and not represented in the Salomon Brothers Extended Market Index ("EMI").

4. No more than 10% of the portfolio will be invested in any one company at the time of purchase.

5. The portfolio will not purchase more than 10% of the issued capital of any one company.

6. Investments in cash and related instruments will not exceed 15% of the portfolio, except during initial portfolio building.

7. Currency hedging of underlying stock positions only (requires approval of Global Small Cap Equities CIO).

TOLI GLOBAL- Roche Retiree Welfare Investment Trust (EUROPEAN PORTION OF THE GLOBAL ACCOUNT)

1. Investment will be composed primarily of securities publicly traded represented in the EMI as well as the stock exchanges of Mexico, Thailand, Indonesia, Philippines, Taiwan, and South Korea, as well as options and futures contracts related to those securities and convertible bonds of small capitalization companies. No options, futures, or other derivatives will add any leverage to the portfolio. Investment may also be made in cash or in the equivalents of cash or in any commingled money market account maintained by Prudential.

2. Investments will be targeted primarily (i.e. a minimum of 70% of the invested portion of the portfolio) in securities of companies which meet Global Small Cap Equities definition of small capitalization companies. Throughout the world, Global Small Cap Equities uses the largest market cap of the stocks in lowest 20% of the market capitalization, within the U. S. markets as its upper capitalization limit (currently $1.5 billion), except in Japan where Global Small Cap Equities applies the 20% test separately due to currency fluctuations. (In Japan, the upper limit is currently $1.5 billion). The majority of investments to be in the stocks with market capitalization less than $750 million. Stocks which are included in the portfolio not meeting the cap size definition should normally be ones which are constituents of the EMI, except for Southeast Asia where larger traded stocks may be used.

3. No more than 7% of any regional sub-portfolio will be invested in any one company at the time of purchase; no more than 3% of the total global portfolio will be so invested.

4. The portfolio will not purchase more than 10% of the issued capital of any one company. The regional portfolios are generally kept diversified in 30 to 60 names. Industry weights are determined on a bottom up basis but monitored at the portfolio level and may cut back to limit potential sector risk.

5. Investments in cash and related instruments will not exceed 17% of the portfolio, except during initial building.

6. Currency hedging will be allowed, although it is not anticipated that Global Small Cap Equity will employ an active currency overlay program. Any currency hedging must be covered by an underlying cash/stock position.

7. Within the global portfolio, none of the four regions (Japan, Southeast Asia, Europe, or North America) will be weighted at time of purchase (or allocation shift) by more than 12% of the benchmark weight or less than 12% of the benchmark weight. This 12% guideline will also apply to country weights within each regional sub-portfolio.

GENERAL
-------

SUBJECT TO THE INVESTMENT GUIDELINES FOR THE CLIENT ACCOUNTS DESCRIBED HEREIN OR AS SUBSEQUENTLY NOTIFIED TO SUB-INVESTMENT MANAGER IN WRITING:

1. The Client Accounts may contain securities which are or were the subject of a relevant offer or issue, whether at the time Sub-Investment Manager acquires them on behalf of Investment Manager, within a period of 12 months preceding that or otherwise. For the purpose of this paragraph, a "relevant offer or issue" is an offer or issue of any securities (whether or not those securities are to be listed on the London Stock Exchange or any other recognized or designated investment exchange) which is or was sponsored, underwritten, managed or arranged, or in connection with which other services were provided, by Sub-Investment Manager or a connected person.

2. Sub-Investment Manager may not commit Investment Manager to any obligation to underwrite any issue or offer for sale of securities.

3. Sub-Investment Manager may, on behalf of Investment Manager, acquire or dispose of units in a regulated collective investment scheme, whether or not operated, managed or advised by Sub-Investment Manager or a connected person.

4. Sub-Investment Manager may enter into repo or reverse repo transactions but may not otherwise lend or borrow securities for any purpose.

5. Sub-Investment Manager is authorized by Investment Manager to deal in warrants, options (including traded options) futures or contracts for differences on behalf of Investment Manager (provided they are investments as defined herein). The limits on margins will vary as between the Client Accounts as set out in Schedule B above and the Prospectuses and Statements of Additional Information mentioned therein.

6. Where the requisite currency of settlement is not the Client Accounts Currency Sub-Investment Manager shall be entitled to use spot or forward foreign exchange contracts (and accordingly enter into them on Investment Manager's behalf) to fund the acquisition of spot or forward investments or dispose of sale proceeds in a foreign currency. Notwithstanding Sub-Investment Manager's right to do this, Investment Manager accepts that if a liability in one currency is matched by an asset in a different currency, or if any investment acquired or sold hereunder is denominated or paid for in a currency other than the Client Accounts Currency, a movement of exchange rates may be unfavorable rather than favorable, on the gain or loss otherwise experienced on the investment.

                               A M E N D M E N T
                              ------------------

             TO SUB-INVESTMENT MANAGEMENT AGREEMENT ("AGREEMENT")
                 BETWEEN THE PRUDENTIAL INVESTMENT CORPORATION
                            ("INVESTMENT MANAGER")
                                      AND
          PRICOA ASSET MANAGEMENT LIMITED ("SUB-INVESTMENT MANAGER")

     This Amendment to the Agreement dated September 30, 1997, is dated February 11, 1998, and effective as of January 1, 1998.

     WHEREAS, the parties have agreed that the Sub-Investment Manager will provide investment advisory services to the registered investment companies established under the Investment Company Act of 1940, the investment companies organized under the laws of the Grand Duchy of Luxembourg and the insurance company general accounts, listed on Schedule A ;

     NOW THEREFORE, it is agreed as follows:

     1.   Section 12 of the Agreement is hereby amended to read as follows:

     TERMINATION.   Sub-Investment Manager may terminate this Agreement on 60
     -----------
     days' written notice to Investment Manager, with respect to managed accounts and investment companies. Investment Manager may terminate Sub-Investment Manager's appointment as an investment manager at any time upon written notice which will take effect immediately upon receipt. With respect to the registered investment companies, the agreement also (i) may be terminated without the payment of any penalty, by the board of directors of such registered investment company or by a vote of majority of the outstanding voting securities on note more than 60 days' written notice to the Sub-Investment Manager; (ii) shall continue in effect for a period more than two years from the date of execution, only so long as such continuance is specifically approved at least annually in conformity with the requirements of the Investment Company Act of 1940; and (iii) shall terminate automatically for a particular registered investment company upon the termination of Investment Manager's Sub-Advisory Agreement for such registered investment company. Termination of this Agreement will be without prejudice to the completion of transactions already initiated and accordingly, despite termination of this Agreement, Sub-Investment Manager shall be entitled to:

     a. settle or close out all transactions entered into or for which the order was placed with a broker or which was otherwise initiated or agreed by Sub-Investment Manager on Investment Manager's behalf hereunder, in good faith before Sub-Investment Manager received notice of termination (or, if later, the expiration of such notice); and

     b. require Investment Manager to pay all outstanding fees and expenses including those incurred pursuant to paragraph (a) above.

     2. Section 13 of the Agreement is hereby amended to read as follows:

     NO ASSIGNMENT Sub-Investment Manager may not make on assignment (as that
     -------------
     term is defined in the Investment Advisers Act of 1940) of this Agreement without the prior written consent of Investment Manager. This Agreement, with respect to registered investment companies, shall not be assigned by either party hereto and shall automatically terminate forthwith in the event of such assignment (as that term is defined in the Investment Company Act of 1940).

     3. Schedules A and B to the Agreement are hereby amended and substituted by the attached Schedules A and B, respectively:


     IN WITNESS WHEREOF, the parties have caused this Amendment to be signed as of the date indicated above.


THE PRUDENTIAL INVESTMENT CORPORATION

BY:  /s/ Jonathan M. Greene
   ----------------------------------

NAME:    Jonathan M. Greene
     --------------------------------

TITLE:   Senior Vice President
      -------------------------------


PRICOA ASSET MANAGMENT LIMITED

BY: /s/ P. Spencer
   ----------------------------------

NAME:   Peter G. Spencer
     --------------------------------

TITLE:  Director
      -------------------------------


BY: /s/ Jean Y. Chemau
   ----------------------------------

NAME:   Jean Y. Chemau
     --------------------------------

TITLE:  Director
      -------------------------------

                             SCHEDULE A  (AMENDED)
                             ---------------------

              TO THE SUB-INVESTMENT MANAGEMENT AGREEMENT BETWEEN
                   THE PRUDENTIAL INVESTMENT CORPORATION AND
                        PRICOA ASSET MANAGEMENT LIMITED

                           SCHEDULE OF REMUNERATION

                      LIST  OF FUNDS                                                 ANNUAL FEE
                      --------------                                                 ----------

BOND FUNDS            Prudential International Bond Fund, Inc.
----------
                      (formerly The Global Government Plus Fund, Inc.)               Cost + 5% of cost

                      The Global Total Return Fund, Inc.                             Cost + 5% of cost

                      Prudential Intermediate Global Income Fund, Inc.               Cost + 5% of cost

                      Prudential Global Limited Maturity Fund, Inc.                  Cost + 5% of cost

MONEY MARKET FUNDS    PRICOA World Wide Investors Portfolio, Global Bond Fund        30 basis points
------------------
                      PRICOA Money Market Portfolio, Deutsche Mark Series            30 basis points

                      PRICOA Money Market  Portfolio, Pound Sterling Series          0 basis points

EQUITY FUNDS          Prudential General Account:
------------

                      -European Portion of the Small Cap Account                     Cost + 5% of cost

                      -European Small Cap Account                                    Cost + 5% of  cost

                      - European Large Cap Account                                   Cost + 5% of cost

                      -European Portion of the Global Small Cap Account              Cost + 5% of cost

                      Prudential Group Trust Account (Pru Plan)

                      -European Portion of International Large Cap Account           Cost + 5% of cost

                      -European Portion of International Small Cap Account           Cost + 5% of cost

                      TOLI  GLOBAL-Roche Retiree Welfare Investment Trust            Cost +5% of cost

                      Prudential  Global Genesis Fund, Inc.                          Cost +5% of cost

                      Prudential Europe Growth Fund, Inc.                            Cost + 5% of cost

                      PRICOA World Wide Investors Portfolio, European Growth Fund    55 basis points

  ------------------------------------------------------------------------------
  1. The fee payable for each quarter is calculated at the above rates on the average funds under management during the quarter.

  2. Sub-Investment Manager will invoice Investment Manager at the end of each quarter for actual fees due as calculated in accordance with 1 above and invoices will be payable within 30 days of invoice date.

  3. Investment Manager will undertake to use best endeavors to prepay each quarter's estimated fees at the beginning of the relevant quarter (1 January, 1 April, 1 July, 1 October)

  4. Fees are calculated pro-rata where funds are not managed for the full term of a calendar quarter.

  This amended schedule is deemed to be effective as of January 1, 1998.

  FOR THE PRUDENTIAL INVESTMENT CORPORATION

  By:_______________________________

  Date:_____________________________

  FOR PRICOA ASSET MANAGEMENT LIMITED


  Director:  ___________________  Director: ____________________

  Date: ________________________  Date:_________________________

                                  SCHEDULE B
                                  ----------

               TO THE SUB-INVESTMENT MANAGEMENT AGREEMENT BETWEEN
                   THE PRUDENTIAL INVESTMENT CORPORATION AND
                          PRICOA ASSET MANAGEMENT LTD

                   INVESTMENT GUIDELINES FOR CLIENT ACCOUNTS

The investment guidelines for the following Prudential Mutual Funds are as set out in each fund's statutory documentation:

PRUDENTIAL INTERNATIONAL BOND FUND, INC. (formerly, The Global Government Plus
----------------------------------------
Fund, Inc.)

The Fund's investment objective is to seek total return, the components of which
are current income and capital appreciation.   The Fund attempts to achieve its
objective by investing primarily in debt securities issued or guaranteed by governments, semi-government entities, governmental agencies, supranational entities and other governmental entities in the United States and in other countries and denominated in the currencies of such countries.

The Fund's detailed investment polices and investment restrictions are set out in the Fund's Prospectus and the Fund's Statement of Additional Information, as they may be amended from time to time.

THE GLOBAL TOTAL RETURN FUND, INC.
----------------------------------

The Fund's investment objective is to seek total return, the components of which are current income and capital appreciation. The Fund attempts to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in governmental (including supranational), semi-governmental or government agency debt securities or in short-term bank debt securities or deposits in the United States and in foreign countries denominated in US dollars or in foreign currencies, including debt securities issued or guaranteed by the US Government and foreign governments, their agencies, authorities or instrumentalities. The remainder is generally invested in corporate debt securities or longer term bank debt securities.

The Fund will invest primarily in investment grade securities or in non-rated securities determined by the Fund's investment adviser to be of equivalent quality. The Fund may invest up to 10% of its total assets in debt securities rated below investment grade, with a minimum rating of B, by either S&P or Moody's or by another NRSRO, or, if unrated, are deemed to be of equivalent quality by the investment adviser.

The Fund's detailed investment policies and investment restrictions are set out in the Fund's Prospectus, as it may be amended from time to time.

PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC.
------------------------------------------------

The Fund's objective is to seek to maximize total return, the components of which are current income and capital appreciation. The Fund will attempt to achieve its objective by investing primarily in obligations issued or guaranteed by the US Government, its agencies, authorities or instrumentalities and in obligations issued or guaranteed by certain foreign governments, quasi-governmental entities, governmental agencies, supranational entities or any of their political subdivisions or instrumentalities. The Fund will invest primarily in investment grade securities or in non-rated securities determined by the Fund's investment adviser to be of equivalent quality. The Fund may invest up to 10% of its total assets in debt securities rated below investment grade, with a minimum rating of B, by either S&P or Moody's or by another NRSRO, or if unrated, are deemed to be of equivalent quality by the investment adviser.

The Fund's detailed investment policies and investment restrictions are set out in the Fund's Prospectus and the Fund's Statement of Additional Information, as they may be amended from time to time.

PRUDENTIAL GLOBAL LIMITED MATURITY FUND, INC.
---------------------------------------------

The Fund's investment objective is to maximize total return, the components of which are current income and capital appreciation. The Fund seeks to achieve its objective by investing primarily in a portfolio of debt securities denominated in the US dollar and a range of foreign currencies. The Fund will maintain a weighted average maturity of more than 2, but less than 5, years with the maturity for any individual security generally not exceeding 10 years. The Fund may also invest up to 20% of its total assets in debt securities rated below investment grade, with a minimum rating of B, by either S&P or Moody's or by another NRSRO, or, if unrated, are deemed to be of equivalent quality by the investment adviser.

The Fund's detailed investment policies and investment restrictions are set out in the Fund's Prospectus and the Fund's Statement of Additional Information, as they may be amended from time to time.

PRICOA WORLDWIDE INVESTORS PORTFOLIO, GLOBAL BOND FUND
------------------------------------------------------

The Fund's investment objective is to seek total return, the components of which are current income and capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in investment grade bonds issued by governments and corporations with varying maturities. It may also have limited exposure to non-investment grade issues from emerging markets.

The Fund's detailed investment policies and investment restrictions are set out in the Fund's Prospectus, as it may be amended from time to time.

PRICOA WORLDWIDE INVESTORS PORTFOLIO, EUROPEAN GROWTH FUND
----------------------------------------------------------

The Fund's investment objective is long-term growth of capital through investment in a portfolio of transferable equity and debt securities of companies domiciled in Europe.

The Fund's detailed investment policies and investment restrictions are set out in the Fund's Prospectus, as it may be amended from time to time.

PRICOA MONEY MARKET PORTFOLIO
-----------------------------

The Fund's investment objective is to provide the highest level of current income in each designated currency consistent with safety of principal. Each Series seeks to achieve this objective by investing in a portfolio of high quality money market instruments and short-term debt obligations having a maturity of one year or less denominated (1) in the designated currency of the Series or (2) in US dollars (or other currencies) in combination with forward currency exchange contracts to purchase matching amounts of the designated currency.

The Fund's detailed investment policies and investment restrictions are set out in the Fund's Prospectus, as it may be amended from time to time.

PRUDENTIAL GLOBAL GENESIS FUND, INC.
------------------------------------

The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve its investment objective by investing primarily in common stocks, common stock equivalents (such as warrants and convertible debt securities) and other equity securities (including preferred stocks) of smaller foreign and domestic companies. Under normal circumstances, the Fund will invest 65% of its total assets in such securities.

The Fund's detailed investment policies and investment restrictions are set out in the Fund's Prospectus and the Fund's Statement of Additional Information, as they may be amended from time to time.

PRUDENTIAL EUROPE GROWTH FUND, INC.
-----------------------------------

The Fund's investment objective is to seek long-term growth of capital. The Fund attempts to achieve this objective by investing primarily in equity securities (common stock, securities convertible into common stock and preferred stock) of companies domiciled in Europe.

The Fund's detailed investment policies and investment restrictions are set out in the Fund's Prospectus and the Fund's Statement of Additional Information, as they may be amended from time to time.

The investment guidelines for the remaining funds are as follows:

PRUDENTIAL GENERAL ACCOUNT
--------------------------

EUROPEAN PORTION OF THE SMALL CAP ACCOUNT

1. Investments will be composed primarily of securities publicly traded in Europe.

2. Investments will be targeted in securities of small capitalization companies. (Stocks which primarily make up the lowest 20 percent of the total market capitalization of $30 million to $1.5 billion. The majority of investments to be in the stocks with market capitalization less than $750 million.)

3. No more than 10% of the portfolio will be invested in stocks larger than $1.5 billion and not represented in the Salomon Brothers Extended Market Index ("EMI").

4. No more than 10% of the portfolio will be invested in any one company at the time of purchase.

5. The portfolio will not purchase more than 10% of the issued capital of any one company.

6. Investments in cash and related instruments will not exceed 25% of the portfolio, except during initial portfolio building.

7. Currency hedging of underlying stock positions only (requires approval of Global Equities CIO). Foreign currency futures and options contracts can only be employed to hedge underlying currency exposure (i.e., up to but not more than 100% of underlying exposure to a foreign currency as measured by the value of cash plus securities held in that foreign currency).

EUROPEAN SMALL CAP ACCOUNT

1. Investments will be composed primarily of securities publicly traded in Europe.

2. Investments will be targeted in securities of small capitalization companies. (Stocks which primarily make up the lowest 20 percent of the total market capitalization of $30 million to $1.5 billion. The majority of investments to be in the stocks with market capitalization less than $750 million.)

3. No more than 10% of the portfolio will be invested in stocks larger than $1.5 billion and not represented in the Salomon Brothers Extended Market Index ("EMI").

4. No more than 10% of the portfolio will be invested in any one company at the time of purchase.

5. The portfolio will not purchase more than 10% of the issued capital of any one company.

6. Investments in cash and related instruments will not exceed 25% of the portfolio, except during portfolio building.

7. Currency hedging of underlying stock positions only (requires approval of Global Equities CIO). Foreign currency futures and options contracts can only be employed to hedge underlying currency exposure (i.e., up to but not more than 100% of underlying exposure to a foreign currency as measured by the value of cash plus securities held in that foreign currency).

EUROPEAN LARGE CAP ACCOUNT
--------------------------

1. Investments will be composed primarily of publicly traded securities of companies headquartered in European countries, the majority of which would also be included in the MSCI European Index.

2. The portfolio will consist of no fewer than 25 securities, and no single security will represent more than 10% of the portfolio at the time of purchase.

3. The portfolio will not purchase more than 10% of the issued capital of any one company.

4. Investments in cash and related instruments, except during the initial portfolio building period, will not exceed 15% of the portfolio.

5. The portfolio may use futures contracts, forward contracts, options and derivatives related to the underlying stock or foreign exchange markets of the countries in which they are invested, provided such instruments are used in bona fide hedging transactions.

6. Additional policies and guidelines will be established by the Portfolio Management Group.

EUROPEAN PORTION OF THE GLOBAL SMALL CAP ACCOUNT

1. Investments will be composed primarily of securities publicly traded in Europe.

2. Investments will be targeted in securities of small capitalization companies. (Stocks which primarily make up the lowest 20 percent of the total market capitalization of $30 million to $1.5 billion. The majority of investments to be in the stocks with market capitalization less than $750 million.)

3. No more than 10% of the portfolio will be invested in stocks larger than $1.5 billion and not represented in the Salomon Brothers Extended Market Index ("EMI").

4. No more than 10% of the portfolio will be invested in any one company at the time of purchase.

5. The portfolio will not purchase more than 10% of the issued capital of any one company.

6. Investments in cash and related instruments will not exceed 25% of the portfolio, except during initial portfolio building.

7. Currency hedging of underlying stock positions only (requires approval of Global Equities CIO). Foreign currency futures and options contracts can only be employed to hedge underlying currency exposure (i.e., up to but not more than 100% of underlying exposure to a foreign currency as measured by the value of cash plus securities held in that foreign currency).

PRUDENTIAL GROUP TRUST ACCOUNT (PRU PLAN)
-----------------------------------------

EUROPEAN PORTION OF THE INTERNATIONAL LARGE CAP ACCOUNT

1. The investment objective will be long term capital appreciation through investment in a broadly diversified portfolio from outside the United States. The portfolio will be measured against the Morgan Stanley International "EAFE" Index.

2. Investments will be composed primarily of securities publicly traded in Europe.

3. Portfolio will be invested primarily (75%) in securities of large capitalization companies (greater than $1.5 billion).

4. No more than 10% of the portfolio will be invested in any one company at the time of purchase.

5. The portfolio will not purchase more than 10% of the issued capital of any one company.

6. Investments in cash and related instruments will not exceed 15% of the portfolio, except during initial portfolio building.

7. Currency hedging of underlying stock positions only (requires approval of Global Equities CIO).

EUROPEAN PORTION OF THE INTERNATIONAL SMALL CAP ACCOUNT

1. Investments will be composed primarily of securities publicly traded in Europe.

2. Portfolio will be primarily (70%) in securities of small capitalization companies.(Stocks which primarily make up the lowest 20 percent of the total market capitalization of $30 million to$1.5 billion. The majority of investments to be in the stocks with market capitalization less than $750 million.)

3. No more than 10% of the portfolio will be invested in stocks larger than $1.5 billion and not represented in the Salomon Brothers Extended Market Index ("EMI").

4. No more than 10% of the portfolio will be invested in any one company at the time of purchase.

5. The portfolio will not purchase more than 10% of the issued capital of any one company.

6. Investments in cash and related instruments will not exceed 15% of the portfolio, except during initial portfolio building.

7. Currency hedging of underlying stock positions only (requires approval of Global Equities CIO).

TOLI GLOBAL- Roche Retiree Welfare Investment Trust (EUROPEAN PORTION OF THE GLOBAL ACCOUNT)

1. Investment will be composed primarily of securities publicly traded represented in the EMI as well as the stock exchanges of Mexico, Thailand, Indonesia, Philippines, Taiwan, and South Korea, as well as options and futures contracts related to those securities and convertible bonds of small capitalization companies. No options, futures, or other derivatives will add any leverage to the portfolio. Investment may also be made in cash or in the equivalents of cash or in any commingled money market account maintained by Prudential.

2. Investments will be targeted primarily (i.e. a minimum of 70% of the invested portion of the portfolio) in securities of companies which meet Global Equities definition of small capitalization companies. Throughout the world, Global Equities uses the largest market cap of the stocks in lowest 20% of the market capitalization, within the U. S. markets as its upper capitalization limit (currently $1.5 billion), except in Japan where Global Equities applies the 20% test separately due to currency fluctuations. (In Japan, the upper limit is currently $1.5 billion). The majority of investments to be in the stocks with market capitalization less than $750 million. Stocks which are included in the portfolio not meeting the cap size definition should normally be ones which are constituents of the EMI, except for Southeast Asia where larger traded stocks may be used.

3. No more than 7% of any regional sub-portfolio will be invested in any one company at the time of purchase; no more than 3% of the total global portfolio will be so invested.

4. The portfolio will not purchase more than 10% of the issued capital of any one company. The
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     regional portfolios are generally kept diversified in 30 to 60 names.
     Industry weights are determined on a bottom up basis but monitored at the portfolio level and may cut back to limit potential sector risk.

5. Investments in cash and related instruments will not exceed 17% of the portfolio, except during initial building.

6. Currency hedging will be allowed, although it is not anticipated that Global Equities will employ an active currency overlay program. Any currency hedging must be covered by an underlying cash/stock position.

7. Within the global portfolio, none of the four regions (Japan, Southeast Asia, Europe, or North America) will be weighted at time of purchase (or allocation shift) by more than 12% of the benchmark weight or less than 12% of the benchmark weight. This 12% guideline will also apply to country weights within each regional sub-portfolio.

GENERAL
-------

Subject to the investment guidelines for the Client Accounts described herein or as subsequently notified to Sub-Investment Manager in writing:

1. The Client Accounts may contain securities which are or were the subject of a relevant offer or issue, whether at the time Sub-Investment Manager acquires them on behalf of Investment Manager, within a period of 12 months preceding that or otherwise. For the purpose of this paragraph, a "relevant offer or issue" is an offer or issue of any securities (whether or not those securities are to be listed on the London Stock Exchange or any other recognized or designated investment exchange) which is or was sponsored, underwritten, managed or arranged, or in connection with which other services were provided, by Sub-Investment Manager or a connected person.

2. Sub-Investment Manager may not commit Investment Manager to any obligation to underwrite any issue or offer for sale of securities.

3. Sub-Investment Manager may, on behalf of Investment Manager, acquire or dispose of units in a regulated collective investment scheme, whether or not operated, managed or advised by Sub-Investment Manager or a connected person.

4. Sub-Investment Manager may enter into repo or reverse repo transactions but may not otherwise lend or borrow securities for any purpose.

5. Sub-Investment Manager is authorized by Investment Manager to deal in warrants, options (including traded options) futures or contracts for differences on behalf of Investment Manager (provided they are investments as defined herein). The limits on margins will vary as between the Client Accounts as set out in Schedule B above and the Prospectuses and Statements of Additional Information mentioned therein.

6. Where the requisite currency of settlement is not the Client Accounts Currency Sub-Investment Manager shall be entitled to use spot or forward foreign exchange contracts (and accordingly enter into them on Investment Manager's behalf) to fund the acquisition of spot or forward investments or dispose of sale proceeds in a foreign currency. Notwithstanding Sub-Investment Manager's right to do this, Investment Manager accepts that if a liability in one currency is matched by an asset in a different currency, or if any investment acquired or sold hereunder is denominated or paid for in a currency other than the Client Accounts Currency, a movement of exchange rates may be unfavorable rather than favorable, on the gain or loss otherwise experienced on the investment.